UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019
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Alta Mesa Resources, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38040	81-4433840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15021 Katy Freeway, Suite 400, Houston, Texas 77094
(Address of Principal Executive Offices) (Zip Code)

281-530-0991
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

As previously disclosed, Alta Mesa Resources, Inc. (the “Company”) and certain subsidiaries (such subsidiaries, together with the Company, the “Alta Mesa Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) and filed a motion with the Bankruptcy Court seeking joint administration of their chapter 11 cases (collectively, the “Alta Mesa Chapter 11 Cases”) under the caption In re Alta Mesa Resources Inc., et al., Case No. 19-35133.
Kingfisher Purchase and Sale Agreement
On December 31, 2019, wholly owned subsidiaries of the Company, Kingfisher Midstream, LLC (“Kingfisher”) and its subsidiaries (collectively, the “Kingfisher Sellers”), entered into a Purchase and Sale Agreement (the “Kingfisher Purchase and Sale Agreement”) with BCE-Mach III LLC (the “Buyer”), pursuant to which the Kingfisher Sellers agreed to sell to the Buyer substantially all of their midstream assets, including all gathering systems, pipelines, compressor stations, and related facilities and equipment, and certain real and personal property that is used or held for use in connection with such assets (the “Kingfisher Assets”) (such transaction, the “Kingfisher Transaction”). The total consideration to be received by the Kingfisher Sellers pursuant to the Kingfisher Purchase and Sale Agreement is $85,250,000 in cash (the “Kingfisher Purchase Price”), subject to adjustments to account for a January 1, 2020 effective date for the transaction as set forth in the Kingfisher Purchase and Sale Agreement. In connection with the execution of the Kingfisher Purchase and Sale Agreement, the Buyer delivered into escrow a deposit of $8,525,000. The Kingfisher Transaction is expected to close in the first quarter of 2020, subject to the satisfaction or waiver of customary closing conditions. The Kingfisher Purchase and Sale Agreement contains representations, warranties and covenants of the Kingfisher Sellers and Buyer, as well as indemnification obligations of the Buyer, customary for this type of transaction. The Kingfisher Purchase and Sale Agreement also provides, upon consummation of the Kingfisher Transaction, for mutual releases between the Kingfisher Sellers and certain of their related parties, on the one hand, and the Buyer and certain of its related parties, on the other, which releases shall be effective upon closing of the Kingfisher Transaction. In addition, closing of the Kingfisher Transaction is conditioned upon the prior or simultaneous closing of the transactions under the Alta Mesa Purchase and Sale Agreement (as defined below).
The Kingfisher Purchase and Sale Agreement contemplates that the Kingfisher Transaction will be implemented through proceedings commenced under chapter 11 of the Bankruptcy Code. In the event such chapter 11 proceedings are authorized by the applicable governing bodies of the Kingfisher Sellers, the Kingfisher Sellers expect to file voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court (the “Kingfisher Chapter 11 Cases”) and expect to seek, among other relief, an order establishing bidding procedures (the “Kingfisher Bidding Procedures Order”) for an auction that allows other qualified bidders to submit higher or otherwise better offers to purchase any, all or substantially all of the Kingfisher Assets (any such offer, a “Competing Kingfisher Transaction”). Subject to the receipt of qualified offers from other bidders proposing a Competing Kingfisher Transaction, the Kingfisher Sellers propose to hold an auction with respect to the Kingfisher Assets on or about January 15, 2020. Additional information regarding the proposed auction and the requirements for qualified bids with respect to a Competing Kingfisher Transaction can be found in the sale notice posted on https://cases.primeclerk.com/kingfisher/ and the Kingfisher Bidding Procedures Order, when entered. In the event the chapter 11 proceedings are not commenced by January 12, 2020, either the Kingfisher Sellers or the Buyer may terminate the Kingfisher Purchase and Sale Agreement.
The Kingfisher Purchase and Sale Agreement also may be terminated (i) by mutual written consent of the Kingfisher Sellers and the Buyer, (ii) by the Kingfisher Sellers or the Buyer as a result of certain material breaches of the Kingfisher Purchase and Sale Agreement that remain uncured and cause the failure of certain closing conditions, (iii) by the Kingfisher Sellers or the Buyer if the closing has not occurred, or if certain closing conditions have not been met, on or before April 15, 2020, (iv) by the Kingfisher Sellers or the Buyer if the Alta Mesa Purchase and Sale Agreement (as defined below) is terminated in accordance with its terms, (v) by the Buyer if there is a termination of the cash collateral order issued by the Bankruptcy Court in connection with the Kingfisher Chapter 11 Cases and use of cash collateral is not reinstated or replaced within 15 days, (vi) by the Buyer if the Bankruptcy Court does not approve a supplement to the Kingfisher Bidding Procedures relating to the Kingfisher Purchase and Sale Agreement on or before January 14, 2020, (vii) by the Buyer if the Kingfisher Sellers withdraw or seek authority to withdraw any sale order issued by the Bankruptcy Court authorizing and approving, among other things, the sale of the Kingfisher Assets to the Buyer at any time after the filing of such sale order or if the Kingfisher Sellers otherwise announce a standalone plan of reorganization or liquidation with respect to the Kingfisher Assets other than as set forth in the Kingfisher Purchase and Sale Agreement, (viii) by the Kingfisher Sellers or the Buyer if the Bankruptcy Court enters an order dismissing the Kingfisher Chapter 11 Cases or converting the Kingfisher Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code, (ix) by the Kingfisher Sellers or the Buyer if a governmental authority has issued an order, injunction or judgment that restrains, prohibits or enjoins the transactions contemplated by the Kingfisher Purchase and Sale Agreement and such order, injunction or judgment subsequently becomes final and non-appealable, (x) by the Kingfisher Sellers or the Buyer if the Kingfisher Sellers enter into (or provide notice to the Buyer of the Kingfisher Sellers’ intent to enter into) one or more agreements to sell, transfer or otherwise dispose of (A) any material portion of the Kingfisher Assets having a fair market value in excess of $20.0 million other than in the ordinary course of business with one or more persons other than the Buyer or any successful bidder in the proposed auction or (B) any, all or substantially all of the Kingfisher Assets in a transaction that constitutes a “highest or best” proposal for the Kingfisher Assets, (xii) by the Kingfisher Sellers if Buyer has not delivered its financing commitments on or before January 15, 2020, or (xi) by the Kingfisher Sellers or the Buyer upon the occurrence of certain other events specified in the Kingfisher Purchase and Sale Agreement, in each case, subject to the terms and conditions of the Kingfisher Purchase and Sale Agreement. In certain circumstances, the Kingfisher Sellers have agreed to pay the Buyer a combined break-up fee and expense reimbursement equal to 3.0% of the Kingfisher Purchase Price upon the termination of the Kingfisher Purchase and Sale Agreement, in each case subject to the terms and conditions of the Kingfisher Purchase and Sale Agreement, including the approval of such fee by the Bankruptcy Court. If the Kingfisher Chapter 11 Cases are commenced, creditors and other parties in interest may object to approval of these bid protections.
Alta Mesa Purchase and Sale Agreement
On December 31, 2019, certain wholly owned subsidiaries of the Company (the “Alta Mesa Sellers”) entered into a Purchase and Sale Agreement (the “Alta Mesa Purchase and Sale Agreement” and, together with the Kingfisher Purchase and Sale Agreement, the “Purchase and Sale Agreements”) with Buyer and, for the limited purposes set forth therein, the Company, pursuant to which the Alta Mesa Sellers agreed to sell to the Buyer substantially all of their assets, including substantially all of their wells, leases and related equipment (the “Alta Mesa Assets”) (such transaction, the “Alta Mesa Transaction” and, together with the Kingfisher Transaction, the “Transactions”). The total consideration to be received by the Alta Mesa Sellers pursuant to the Alta Mesa Purchase and Sale Agreement is $224,750,000 in cash (the “Alta Mesa Purchase Price”), subject to customary adjustments for this type of transaction, including adjustments related to environmental and title defects. In connection with the execution of the Alta Mesa Purchase and Sale Agreement, the Buyer delivered into escrow a deposit of $22,475,000. The Alta Mesa Transaction, which has an effective date of January 1, 2020, is expected to close in the first quarter of 2020, subject to the satisfaction or waiver of certain customary closing conditions and approval of the Bankruptcy Court. The Alta Mesa Purchase and Sale Agreement contains representations, warranties, covenants and indemnification obligations customary for this type of transaction. The Alta Mesa Purchase and Sale Agreement also provides, upon consummation of the Alta Mesa Transaction, for mutual releases between the Alta Mesa Sellers, the Company, and certain of their related parties, on the one hand, and the Buyer and certain of its related parties, on the other, which releases shall be effective upon closing of the Alta Mesa Transaction. In addition, closing of the Alta Mesa Transaction is conditioned upon the prior or simultaneous closing of the transactions under the Kingfisher Purchase and Sale Agreement.
The Alta Mesa Debtors have filed the Alta Mesa Purchase and Sale Agreement with the Bankruptcy Court and are seeking the Bankruptcy Court’s approval of the break-up fee and expense reimbursement described below. Creditors of the Alta Mesa Debtors and other parties in interest may object to approval of these bid protections, and if such objections are successful, the Buyer would have the right to terminate the Alta Mesa Purchase and Sale Agreement. Pursuant to the order of the Bankruptcy Court establishing bidding procedures for the Alta Mesa Assets (the “Alta Mesa Bidding Procedures Order”), bidders will have the opportunity to submit higher or otherwise better offers to purchase all or substantially all of the Alta Mesa Assets (any such offer, a “Competing Alta Mesa Transaction”). Subject to the receipt of qualified offers from other bidders proposing a Competing Alta Mesa Transaction, the Alta Mesa Debtors propose to hold an auction with respect to the Alta Mesa Assets on or about January 15, 2020. Additional information regarding the proposed auction and the requirements for qualified bids with respect to a Competing Alta Mesa Transaction can be found in the Alta Mesa Bidding Procedures Order, which can be accessed at the following website: https://cases.primeclerk.com/altamesa/Home-Index. The Bankruptcy Court will consider the approval of the Alta Mesa Transaction at a hearing currently scheduled for January 21, 2020.
The Alta Mesa Purchase and Sale Agreement may be terminated, subject to certain exceptions, (i) by mutual written consent of the Alta Mesa Sellers and the Buyer, (ii) by the Alta Mesa Sellers or the Buyer as a result of certain material breaches of the Alta Mesa Purchase and Sale Agreement that remain uncured and cause the failure of certain closing conditions, (iii) by the Alta Mesa Sellers or the Buyer if the closing has not occurred, or if certain closing conditions have not been met, on or before April 15, 2020, (iv) by the Buyer if a governmental authority has issued a final order that restrains, prohibits or enjoins the transactions contemplated by the Alta Mesa Purchase and Sale Agreement and such final order is no longer subject to appeal and no appeal of such final order is pending, (v) by the Buyer if there is a termination of the cash collateral order issued by the Bankruptcy Court in connection with the Alta Mesa Chapter 11 Cases, (vi) by the Buyer if the Bankruptcy Court does not approve a stalking horse order on or before January 10, 2020 or if such stalking horse order ceases to be in full force and effect, (vii) by the Buyer if the Bankruptcy Court has not entered a sale order authorizing and approving, among other things, the sale of the Alta Mesa Assets to the Buyer (an “Alta Mesa Sale Order”) by January 22, 2020, (viii) by the Buyer if the Alta Mesa Sellers withdraw or seek authority to withdraw any Alta Mesa Sale Order at any time after the filing of such Alta Mesa Sale Order or if the Alta Mesa Sellers otherwise announce a standalone plan of reorganization or liquidation with respect to the Alta Mesa Assets other than as set forth in the Alta Mesa Purchase and Sale Agreement, (ix) by the Alta Mesa Sellers or the Buyer if Sellers enter into a Competing Alta Mesa Transaction in which the Buyer is not a backup bidder or consummates the Alta Mesa Transaction pursuant to a Competing Alta Mesa Transaction, (x) by the Alta Mesa Sellers or the Buyer if the Bankruptcy Court enters an order dismissing the Alta Mesa Chapter 11 Cases or converting the Alta Mesa Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code, (xi) by the Alta Mesa Sellers or the Buyer if the Alta Mesa Sellers enter into (or provide notice to the Buyer of the Alta Mesa Sellers’ intent to enter into) one or more agreements to sell, transfer or otherwise dispose of any material portion of the Alta Mesa Assets having a fair market value in excess of $70.0 million other than in the ordinary course of business with one or more persons other than the Buyer or any successful bidder in the proposed auction or (xii) by the Alta Mesa Sellers or the Buyer upon the occurrence of certain other events specified in the Alta Mesa Purchase and Sale Agreement. In certain circumstances, the Alta Mesa Sellers have agreed to pay the Buyer a combined break-up fee and expense reimbursement equal to 3.0% of the Alta Mesa Purchase Price upon the termination of the Alta Mesa Purchase and Sale Agreement, in each case subject to the terms and conditions of the Alta Mesa Purchase and Sale Agreement, including the approval of such fee by the Bankruptcy Court..
The foregoing description of the Purchase and Sale Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreements, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to: the need to obtain certain consents and satisfy certain conditions to closing each of the Transactions, which may not be completed in the anticipated time frame or at all; the occurrence of any event or other circumstance that could lead to the termination of either or both of the Purchase and Sale Agreements; the effect of the Transactions on the Company’s financial position; and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Purchase and Sale Agreement, dated December 31, 2019, by and among Kingfisher Midstream, LLC, Oklahoma Produced Water Solutions, LLC, Kingfisher STACK Oil Pipeline, LLC and Cimarron Express Pipeline, LLC, collectively as Seller, and BCE-Mach III LLC, as Buyer.

10.2
Purchase and Sale Agreement, dated December 31, 2019, by and among Alta Mesa Holdings, LP, Alta Mesa Holdings GP, LLC, OEM GP, LLC, Alta Mesa Finance Services Corp., Alta Mesa Services, LP, Oklahoma Energy Acquisitions, LP, collectively as Seller, BCE-Mach III LLC, as Buyer, and, for the limited purposes set forth therein, Alta Mesa Resources, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alta Mesa Resources, Inc.

Date: January 3, 2020	By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Chief Financial Officer